                                                                    Exhibit 10.1

                   SECOND FORBEARANCE AGREEMENT AND AMENDMENT
                   ------------------------------------------

           This Second Forbearance Agreement and Amendment (the "Agreement") is entered into as of February 4, 2000 by and among:

     Nutramax Products, Inc. (hereinafter, the "Borrower"), a Delaware corporation with its principal executive offices at 9 Blackburn Drive, Gloucester, Massachusetts;

     Nutramax Holdings, Inc., Nutramax Holdings II, Inc, Nutramax Ophthalmics Inc. (f/k/a Optopics Laboratories Corp.), Fairton Realty Holdings, Inc., Oral Care, Inc., Powers Pharmaceutical Corp., Florence Realty, Inc., Certified Corp., First Aid Products, Inc., Adhesive Coatings, Inc., Elmwood Park Realty, Inc. and F.A. Products, L.P. (individually, a "Guarantor" and collectively, the "Guarantors");

     BankBoston, N.A., National Bank of Canada, Fleet National Bank, The Sumitomo Bank Limited, and Senior Debt Portfolio (hereinafter collectively, the "Banks")

     BankBoston, N.A., as Agent for the Banks (hereinafter, in such capacity, the "Agent"), having a principal place of business at 100 Federal Street, Boston, Massachusetts 02110;

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

                                   WITNESSETH:
                                   ----------

1.   Background.  On December 30, 1996, the Agent, certain of the Banks and the
     ----------
     Borrower entered into a Revolving Credit and Term Loan Agreement, pursuant to which the Banks established, subject to the terms therein contained, revolving credit, letter of credit and term loan facilities in favor of the Borrower. The Revolving Credit and Term Loan Agreement was thereafter modified pursuant to the terms of eight amendments thereto (the Revolving Credit and Term Loan Agreement as so amended shall hereinafter be referred to as the "Loan Agreement").

     The Borrower's Obligations to the Agent and the Banks are secured by perfected mortgage and security interests in and to all of the Borrower's assets, including, without limitation, all of the Borrower's accounts, inventory, equipment, general intangibles, trademarks, patents, and real estate, (collectively, the "Collateral"). In addition, the Guarantors have unconditionally guarantied the payment and performance of the Borrower's Obligations (the "Guaranties") and to secure their respective guaranties have granted the Agent for the ratable benefit of the Banks perfected mortgage and security interests in and to all of their assets, including, without limitation, all of their accounts, inventory, equipment, general intangibles, trademarks, patents, and real estate (the "Guarantors' Collateral").

     Various Events of Default have arisen under the Loan Agreement. On December 1, 1999, the Borrower, the Guarantors, the Agent and the Banks entered into a Forbearance Agreement and Amendment, pursuant to which the Agent and the Banks agreed, subject to the terms thereof, to forbear from exercising their rights and remedies upon default through February 5, 2000. The Borrower and the Guarantors have failed to comply with the terms of the Forbearance Agreement and Amendment and the Borrower and the Guarantors have requested that, notwithstanding their defaults thereunder, the Agent and the Banks continue to forbear from exercising their rights and remedies upon default and enter into a new forbearance agreement on the terms set forth herein.

2.   Definitions.
     -----------

     a. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Loan Agreement.

     b.   "Collection Percentage": For any Bank, a fraction, the numerator of
           ---------------------
          which is the said Bank's Deemed Commitment and the denominator of which is the aggregate of all Deemed Commitments of all Banks.

     c.   "Deemed Commitment": As of any date, the then aggregate Commitments of
           -----------------
          each Bank, plus the following amounts for the following Banks:

          -------------------------------------------------------------------
          Bank                                              Additional Amount
          -------------------------------------------------------------------
          BankBoston, N.A.                                      $1,396,531.00
          -------------------------------------------------------------------
          Fleet National Bank                                   $1,039,724.00
          -------------------------------------------------------------------
          The Sumitomo Bank Limited                             $  644,013.00
          -------------------------------------------------------------------

          -------------------------------------------------------------------
          National Bank of Canada                               $  919,732.00
          -------------------------------------------------------------------
          Senior Debt Portfolio                                             0
          -------------------------------------------------------------------

     d. "Excess Revolving Loans" means, at any time of calculation, outstanding Revolving Loans plus the aggregate Stated Amount of Letters of Credit (other than the Stock Purchase and IRB Letters of Credit) outstanding at such time, plus the aggregate amount of any unreimbursed draws under outstanding Letters of Credit to the extent in excess of $19,000,000.00.

     e. "Existing Defaults" means those Events of Defaults existing as of the date hereof and described on Schedule 1 hereto.
                                       ----------

     f. "Overadvance" shall mean a sum up to, but not to exceed, $3,000,000.00 unless and until all of the Banks otherwise agree to increase such amount, in which event the Overadvance may be increased as agreed by the Banks but in no event in excess of $4,000,000.00. To the extent this definition conflicts with the first paragraph of (S)2.20 of the Loan Agreement, the provisions of this definition shall control.

     g. "Revolving Loan Ceiling" means $21,250,000.00 unless and until all of the Banks otherwise agree to increase such amount, in which event the Revolving Loan Ceiling may be increased as agreed by the Banks but in no event in excess of $23,000,000.00.


3.   Outstanding Obligations.
     -----------------------

     a. The Borrower and the Guarantors each acknowledge and agree that, as of February 2, 2000, they are jointly and severally obligated to the Agent and the Banks as follows:

                                Revolving Loans

          Principal:                                       $17,286,449.42

          Interest:                                        $   634,525.80

                                   Term Loan A

          Principal:                                       $20,615,713.49
          Interest:                                        $   684,100.17

                                   Term Loan B

          Principal:                                       $25,698,919.04
          Interest:                                        $   931,895.89

     b. In addition, the Borrower acknowledges and agrees that the Borrower is obligated to the Agent and the Banks for the IRB Letters of Credit, other Letters of Credit, and any amounts due under the LC Reimbursement Agreements relating thereto, for Agent's Fees, Commitment Fees, interest, Letter of Credit fees. together with costs and expenses, including, without limitation, attorneys' fees, appraisal fees, and commercial finance examination fees, all whether accrued or now due or hereafter accruing or becoming due.

     c. The Borrower and the Guarantors each further acknowledge and agree that, as of the date hereof, they do not have any offsets, defenses, or counterclaims against the Agent or the Banks with respect to the Loan Agreement, the Guaranties, any other Loan Documents, or otherwise, and to the extent that any such offsets, defenses or counterclaims may exist, the Borrower and each Guarantor hereby WAIVES
                                                                          ------
          and RELEASES same.  The Borrower and each Guarantor shall execute and
              --------
          deliver to the Agent and each Bank such releases as the Agent or any Bank may request to confirm the foregoing.

     d. The Borrower and each Guarantor hereby ratifies and confirms that the Obligations (as modified hereby) are secured by the Collateral and the Guarantor Collateral.

4.   Forbearance By Agent and the Banks.  The Agent and the Banks will each
     ----------------------------------
     forbear from terminating the Commitments, accelerating the time for payment of the Obligations, and foreclosing upon the Collateral and the Guarantor Collateral until the earlier of (i) April 30, 2000, or (ii) at the election of the Majority Banks, until the occurrence of a Termination Event (as defined herein) (the period commencing on the date hereof and ending on the earlier of (i) or (ii) above shall hereinafter be referred to as the "Forbearance Period"). Nothing contained herein shall limit any other rights of the Agent and the Banks upon default, including, without limitation, the right to impose the default rate of interest.

5.   Terms of Extended Forbearance.  The Agent's and the Banks' consent to the
     -----------------------------
     Forbearance Period is subject to the following terms and conditions:

     a.   Revolving Loans; Letters of Credit.  The provisions of (S)(S) 2.1(a),
          ----------------------------------
          2.18(d) and 6.16 of the Loan Agreement are hereby amended to provide that the maximum aggregate principal amount of all Revolving Loans outstanding (after giving effect to the amounts requested), plus the aggregate Stated Amount of Letters of Credit (other than the Stock Purchase and IRB Letters of Credit) outstanding at such time, plus the aggregate amount of any unreimbursed draws under outstanding Letters of Credit, shall not at any time exceed the least of (A) the aggregate amount of the Revolving Credit Commitments of all of the Banks, or (B) the sum of the Borrowing Base and the Overadvance, or (C) the Revolving Loan Ceiling.

     b.   Interest; Letter of Credit Fees. The Loan Agreement is hereby amended
          -------------------------------
          to provide that from and after the date hereof interest shall accrue on Revolving Loans, Term Loan A and Term Loan B at the aggregate of the Base Rate plus 3.75% per annum and Letter of Credit fees shall accrue at the rate of 3.75% per annum.

     c.   Loan Payments.  The Borrower shall continue to maintain the lockbox
          -------------
          and Cash Management Agreements with the Agent. All amounts received in the lockbox shall continue to be applied to the Revolving Loans in accordance with current practices of the parties. In addition, the Borrower shall make mandatory prepayments of the Loans at the times and in the manner set forth in Section 2.13(f) of the Loan Agreement. In that regard, the provisions of (S)2.13(f) of the Loan Agreement are hereby amended to provide that, prior to the occurrence of a Termination Event pursuant to which the Forbearance Period is terminated, the Net Proceeds from each such event shall be applied as follows:

               FIRST, an amount equal to the greater of (i) the then outstanding Overadvance, or (ii) the Excess Revolving Loans shall be applied to the principal of the Revolving Loans. Any amounts applied to the principal of the Revolving Loans shall permanently reduce the Revolving Credit Commitments by a like amount.

               SECOND, an amount equal to the accrued and unpaid interest on the greater of (i) the then outstanding Overadvance, or (ii) the
               Excess Revolving Loans shall be paid to the Banks participating therein.

               THIRD, the balance of the Net Proceeds shall be paid to the Banks (based upon the Collection Percentages of each Bank). The amount of Net Proceeds allocated to any Bank having a commitment in more than one of the facilities provided under the Loan Documents (i.e. a Revolving Credit Commitment, a Term Loan A Commitment, a Term Loan B Commitment, a Stock Purchase LC Commitment, or an IRB LC Commitment) shall be applied to the outstanding Obligations of such Bank, and reduce the applicable commitments of such Bank, in such proportions and manner as the Agent in its discretion determines. Without limiting the foregoing, any amounts applied to the Revolving Loans shall permanently reduce the Revolving Credit Commitments by a like amount. Any amounts applied to the Term Loans shall be applied in inverse order of maturity.

          All other payments of principal, interest, Commitment Fees, Letter of Credit Fees and Agent's Fees shall be deferred and shall be paid at the end of the Forbearance Period.

     d.   Reporting Requirements.  In addition to any other information required
          ----------------------
          to be furnished by the Borrower to the Agent or any Bank, the Borrower shall furnish the Agent with the following:

          i. Weekly, on Tuesday of each week as of the immediately preceding Friday, a Borrowing Base Report signed by the chief financial officer of the Borrower in the form and containing the information set forth in (S)5.1(c) of the Loan Agreement, provided that the inventory designation included as a part thereof shall be required to be updated only as of the last day of each month. In any event, the Borrowing Base Report shall incorporate the adjustments to the Borrower's Inventory and Accounts recommended by Arthur Anderson and previously furnished to the Banks.

          ii. Weekly, on Tuesday of each week, (A) an accounts receivable aging, and (B) a variance report reflecting deviations from the Six Month Plan (defined below) for the subject month and year to date.

          iii Monthly, on or before the seventh day of each month commencing March 7, 2000, pro forma financial statements (including the reports and information set forth in the Six Month Plan) for the subsequent six month period .

          iv. Monthly, on or before the twentieth day of each month, a Consolidated balance sheet as of the end of, and a related Consolidated statement of income for the portion of the fiscal year then ended and for the immediately preceding fiscal month, prepared in accordance with GAAP (but subject to normal year end adjustments which shall not be material in amount) and excluding footnotes, accompanied by a signed statement, commencing with the financial statements to be delivered on March 20, 2000, that the statements are a fair representation of the results of operation based upon the financial records and information available to the chief financial officer of the Borrower at that time.

          v. On or before March 15, 2000, the audited balance sheet of the Borrower and its Subsidiaries as of September 30, 1999, certified by Arthur Andersen, LLP.

          vi. On or before April 20, 2000, updated projected financial statements for the fiscal year ending September, 2000, including, without limitation, a balance sheet, an income statement, and a statement of cash flow, each prepared on a monthly basis, together with the assumptions upon which the financial statements were prepared.

     e.   Subordinated Indebtedness.  Contemporaneously with the execution
          -------------------------
          hereof, the Borrower shall cause to be delivered to the Agent an agreement with ING pursuant to which ING consents to the terms of this Agreement, defers payment of all amounts due or to become due on account of the ING Subordinated Debt from October 15, 1999 through May 15, 2000 and modifies such other terms of the ING Subordinated Agreement and ING Subordinated Note as the Agent and the Banks may reasonably require.

     f.   Chief Executive Officer.  On or before February 29, 2000, the Borrower
          -----------------------
          and the Guarantors shall engage a chief executive officer, reasonably acceptable to the Agent and the Majority Banks.

     g.   Financial Performance Covenants.
          -------------------------------

          i.   During the Forbearance Period only, the provisions of (S) 5,7 and
               (S)(S)6.7 through and including 6.9 of the Loan Agreement shall be inapplicable for purposes of determining whether a Termination Event has occurred. Nothing contained herein, however, shall be deemed to constitute a waiver of any Events of Default now existing or hereafter arising under those sections of the Loan Agreement.

          ii. During the Forbearance Period, the Borrower shall not permit the consolidated net sales of the Borrower and its Subsidiaries, calculated on a cumulative basis from January 1, 2000, to be less than the following amounts for the following periods:


               --------------------------------------
               Month Ending      Cumulative net sales
               --------------------------------------
               January, 2000           $ 8,226,000.00
               --------------------------------------
               February, 2000          $16,452,000.00
               --------------------------------------

               --------------------------------------
               March, 2000             $26,735,000.00
               --------------------------------------
               April, 2000             $34,776,000.00
               --------------------------------------

          iii During the Forbearance Period, the Borrower shall not permit its EBITDA (exclusive of forbearance fees, appraisal fees, and the fees and expenses of the Banks' consultants and counsel), calculated on a cumulative basis from January 1, 2000, to be less than the following amounts for the following periods:

               -----------------------------------
               Month Ending      Cumulative EBITDA
               -----------------------------------
               January, 2000         $  833,000.00
               -----------------------------------
               February, 2000        $1,667,000.00
               -----------------------------------
               March, 2000           $2,709,000.00
               -----------------------------------
               April, 2000           $3,431,000.00
               -----------------------------------

          iv. During the Forbearance Period, the Borrower and its Subsidiaries shall operate their business in accordance with, and achieve the results projected in, the cash flow with detail furnished the Agent and the Banks dated January 4, 2000, a copy of which is annexed hereto (the "Six Month Plan"). In that regard, the Borrower shall not permit any Unacceptable Deviation by more than ten percent (10%) on a cumulative basis at the end of any week, beginning with the week ending January 8, 2000. As used herein, an "Unacceptable Deviation" shall mean any variance from any of the following line items in the Six Month Plan as a result of either cash receipts being less than projected or cash disbursements being greater than projected: "Collections"; "Payroll"; "CapX"; or "Restructuring Expense" (each on an individual basis) or "Supplier Disbursements" and "Other" on a cumulative basis.

     h.   Compliance with Loan Documents.  During the Forbearance Period, except
          ------------------------------
          as otherwise specifically provided herein, the Borrower and each Guarantor shall continue to comply with all of the other terms and conditions of the Loan Agreement and other Loan Documents, as modified hereby.

     i.   Banks Consultant.  The Borrower shall cooperate with Policano & Manzo,
          ----------------
          LLP (the "Banks Consultant"), who have been engaged as consultants to the Agent and the Banks to review and advise the Agent and the Banks with respect to the Borrower's business, results of operation, financial condition, the Collateral and such other matters as the Agent and the Banks may request. The Borrower shall furnish such consultants with such information at such times as the consultants may reasonably request. All reasonable costs and expenses of the consultant shall be borne by the Borrower and shall be paid on demand.

     j.   Reimbursement of Expenses.  Upon the execution hereof, the Borrower
          -------------------------
          shall pay all reasonable costs and expenses, including, without limitation, attorneys' fees, appraisal fees, Banks Consultant fees and commercial finance examination fees, which have been incurred by the Agent or any Bank in connection with its relationship with the Borrower and the Guarantors. Without limiting the foregoing, upon the execution hereof, the Borrower authorizes and directs the Agent and the Banks to make a Revolving Loan in the sum of $100,000.00 to reimburse the Agent and the Banks for the retainers required to be furnished by the Agent and the Banks to (A) the Banks Consultant, in the sum of $50,000.00, and (B) Riemer & Braunstein, LLP (the "Attorneys"), in the sum of $50,000.00. The Borrower shall reimburse the Agent and the Banks for all such reasonable costs and expenses hereafter incurred by the Agent and the Banks promptly upon the Borrower's receipt of an invoice therefor, without regard to the retainers then held by the Banks Consultant and the Attorneys.

6.   Conditions to Effectiveness. This Agreement and the Agent's and the Banks'
     ---------------------------
     forbearance hereunder shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Banks:

     a. This Agreement shall have been duly executed and delivered by the respective parties hereto and, shall be in full force and effect and shall be in form and substance satisfactory to each of the Banks.

     b. All action on the part of the Borrower and each Guarantor necessary for the valid execution, delivery and performance by the Borrower and each Guarantor of this Agreement shall have been duly and effectively taken and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

     c. The Borrower shall have paid to the Agent and Banks all fees, expenses and other amounts then due and owing pursuant to this Agreement.

     d.   The Agent shall have received the agreement from ING described in
          (S)5(e) hereof.

     e. Except for the Existing Defaults, no Default or Event of Default (and after taking into account the provisions of Paragraph 5(g)(i) hereof) shall have occurred and be continuing.

     f. The Borrower and the Guarantors shall have provided such additional instruments and documents to the Agent and the Banks as the Agent and the Agent's counsel may have reasonably requested.

7.   Termination Events.  The occurrence of any of the following events shall
     ------------------
     constitute a "Termination Event" within the meaning of this Agreement:

     a. The failure by the Borrower or any Guarantor to satisfy all of the terms and conditions of this Agreement as and when due.

     b. The occurrence of any Event of Default (other than Existing Defaults and after taking into account the provisions of Paragraph 5(g)(i) hereof).

     c. There shall occur any material adverse change in the business, financial condition, assets or operations of the Borrower and its Subsidiaries, taken as a whole, after the date hereof, as determined by the Agent and the Banks acting in good faith and in a commercially reasonable manner.

     The occurrence of a Termination Event shall also constitute an immediate Event of Default under the Loan Agreement, without additional notice or grace. Upon the occurrence of a Termination Event, the Majority Banks may, at their option, terminate the

Forbearance Period and may exercise any or all of their rights and remedies on default to which the Agent or any Bank is, or to which the Agent or any Bank would be entitled against the Borrower or any Guarantor. Without limiting the foregoing, at the election of the Majority Banks, (a) the Commitments may be terminated and the Banks shall be relieved of all obligations to make Loans and of all further obligations to cause Letters of Credit to be issued, and (b) the Agent and the Banks may exercise all rights and remedies against the Collateral and the Guarantors' Collateral, provided that the foregoing shall not be deemed
                                -------------
to modify the automatic termination of the Commitments and acceleration of the Obligations upon the occurrence of an Event of Default under (S)(S)7.1(g) and
(h) of the Loan Agreement. Any notice required by this provision shall be given in accordance with Section 9.1 of the Loan Agreement and such notice shall be deemed received as provided for in said provision.

     Notwithstanding anything to the contrary contained in the Credit Agreement or any other Loan Document, any amounts received from or on behalf of the Borrower or Guarantors (including from any realization upon any Collateral or Guarantor Collateral) after the occurrence of a Termination Event under the Second Forbearance pursuant to which the Forbearance Period is terminated shall be first applied to the payment of any costs and expenses of the Agent, and to the extent provided in the Loan Documents, the Banks and thereafter shall be paid as follows:

        FIRST: To each Bank participating in the Overadvance and the Excess Revolving Loans, an amount equal to the greater of (i) the then outstanding Overadvance, or (ii) the Excess Revolving Loans for application to the principal of the Revolving Loans (including the outstanding Overadvance and Letters of Credit), to the extent of their respective Revolving Credit Commitment Percentages.

        SECOND: To each Bank participating in the Overadvance and the Excess
                Revolving Loans, an amount equal to the accrued and unpaid interest on the greater of (i) the then outstanding Overadvance, or (ii) the Excess Revolving Loans, to the extent of their respective Revolving Credit Commitment Percentages.

        THIRD: To the Banks, pro rata based upon their respective Collection Percentages until all Obligations have been paid in full.

8.   General.
     -------

     a. This Agreement shall be binding upon the Borrower and the Guarantors and their respective successors and assigns and shall enure to the benefit of the Agent, the Banks, and their respective successors and assigns.

     b. Any determination that any provision of this Agreement or any application thereof is invalid, illegal, or unenforceable in any respect in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provision of this Agreement.

     c. No delay or omission by the Agent or any Bank in exercising or enforcing any of its rights and remedies shall operate as, or constitute, a waiver thereof. No waiver by the Agent or any Bank of any of its rights and remedies on any one occasion shall be deemed a waiver on any subsequent occasion, nor shall it be deemed a continuing waiver.

     d. This Agreement and all other documents, instruments, and agreements executed in connection herewith incorporate all discussions and negotiations among the Borrower, the Guarantors, the Agent and the Banks, either express or implied, concerning the matters included herein and in such other instruments, any custom, usage, or course of dealings to the contrary notwithstanding. No such discussions, negotiations, custom, usage, or course of dealings shall limit, modify, or otherwise affect the provisions hereof. No modification, amendment, or waiver of any provision of this Agreement or of any provision of any other agreement between the Borrower, the Guarantors, the Agent or any Bank shall be effective unless executed in writing by the party to be charged with such modification, amendment and waiver.

     e. Except as modified hereby, all terms and conditions of the Loan Agreement and the other Loan Documents remain in full force and effect. This Agreement does not constitute an amendment or remaking of such documents and agreements but is, instead, an agreement by the Agent and the Banks, as long as certain conditions are met, to forbear from the exercise of certain rights to which the Agent and the Banks otherwise would be entitled thereunder, provided that in the event of an inconsistency between this Agreement and the December 1, 1999 Forbearance Agreement and Amendment, the terms of this Agreement shall control. The Agent and the Banks are not hereby waiving any Existing Default or rights and remedies which exist and the Agent and the Banks reserve the right upon expiration of the Forbearance Period to undertake such action as a result of such Defaults and Events of Default as the Agent or the Banks may determine.

     f. This Second Forbearance Agreement and Amendment shall be deemed to constitute a "Loan Document" for all purposes under the Loan Agreement.

     g. This Agreement and all rights and obligations here under, including matters of construction, validity, and performance, shall be governed by the laws of The Commonwealth of Massachusetts. The Borrower and each Guarantor submits to the jurisdiction of the Courts of said Commonwealth for all purposes with respect to this Agreement and the Borrower's and the Guarantors' relationship with the Agent and the Banks.

     h. The Borrower makes the following waiver knowingly, voluntarily, and intentionally, and understands that the Agent and the Banks, in entering into this Forbearance Agreement, is relying thereon. THE BORROWER AND EACH GUARANTOR, TO THE EXTENT OTHERWISE ENTITLED THERETO, HEREBY IRREVOCABLY WAIVES ANY PRESENT OR FUTURE RIGHT OF THE BORROWER
                             ------
          OR ANY SUCH GUARANTOR TO A JURY IN ANY TRIAL OF ANY CASE OR CONTROVERSY IN WHICH THE AGENT OR ANY BANK IS OR BECOMES A PARTY (WHETHER SUCH CASE OR CONTROVERSY IS INITIATED BY OR AGAINST THE AGENT OR ANY BANK OR IN WHICH THE AGENT OR ANY BANK IS JOINED AS A PARTY LITIGANT), WHICH CASE OR CONTROVERSY ARISES OUT OF, OR IS IN RESPECT OF, ANY RELATIONSHIP BETWEEN THE BORROWER, ANY GUARANTOR OR ANY SUCH PERSON AND THE AGENT OR ANY BANK.

     i. The Borrower and each Guarantor shall execute such instruments and documents as the Agent and the Banks may from time to time request in connection with the Loan Agreement and the other Loan Documents, this Agreement and the arrangements contemplated hereby.

     It is intended that this Agreement take effect as a sealed instrument.


NUTRAMAX PRODUCTS, INC.

By /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------
Title: Executive VP and COO
      -------------------------

NUTRAMAX HOLDINGS, INC.

By /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP and COO
      -------------------------


NUTRAMAX HOLDINGS II, INC.

By /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP and COO
      -------------------------


NUTRAMAX OPHTHALMICS INC.
(f/k/a OPTOPICS LABORATORIES CORP.)

By /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP and COO
      -------------------------

FAIRTON REALTY HOLDINGS, INC.

By /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP and COO
      -------------------------


ORAL CARE, INC.

By /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP and COO
      -------------------------


POWERS PHARMACEUTICAL CORP.

By /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP and COO
      -------------------------


FLORENCE REALTY, INC.

By /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP and COO
      -------------------------


CERTIFIED CORP.

By /s/ David J. Radeke
   ---------------------------

Print Name: David J. Radeke
           -------------------

Title: Executive VP and COO
      -------------------------

FIRST AID PRODUCTS, INC.

By /s/ David J. Radeke
   ---------------------------------------------

Print Name: David J. Radeke
           -------------------------------------

Title: Executive VP and COO
      ------------------------------------------


ADHESIVE COATINGS, INC.

By /s/ David J. Radeke
   ---------------------------------------------

Print Name: David J. Radeke
           -------------------------------------

Title: Executive VP and COO
      ------------------------------------------


ELMWOOD PARK REALTY, INC.

By /s/ David J. Radeke
   ---------------------------------------------

Print Name: David J. Radeke
           -------------------------------------

Title: Executive VP and COO
      ------------------------------------------


F.A. PRODUCTS, L.P.

By /s/ David J. Radeke
   ---------------------------------------------

By First Aid Products, Inc., its General Partner
   ---------------------------------------------

Print Name: David J. Radeke
           -------------------------------------

Title: Executive VP and COO
      ------------------------------------------

AGREED AND ACCEPTED BY

BANKBOSTON, N.A.

By: /s/ Robert J. Riley
   ---------------------------------

Print Name: Robert J. Riley
           -------------------------

Title: Authorized Signer
      ------------------------------

NATIONAL BANK OF CANADA

By: /s/ LoriAnn Curnyn
   ---------------------------------

Print Name: LoriAnn Curnyn
           -------------------------

Title: Group Vice President
      ------------------------------

By: /s/ Robert J. Gauch, Jr.
   ---------------------------------

Print Name: Robert J. Gauch, Jr.
           -------------------------

Title: Vice President
      ------------------------------


FLEET NATIONAL BANK


By: /s/ Robert J. Riley
   ---------------------------------

Print Name: Robert J. Riley
           -------------------------

Title: Vice President
      ------------------------------


THE SUMITOMO BANK LIMITED


By: /s/ Suresh S. Tata
   ---------------------------------

Print Name: Suresh S. Tata
           -------------------------

Title: Senior Vice President
      ------------------------------

SENIOR DEBT PORTFOLIO

By: /s/ Scott H. Page
   ---------------------------

Print Name:  Scott H. Page
           -------------------
Title:  Vice President
      ------------------------

BANKBOSTON, N.A., AS AGENT

By: /s/ Robert J. Riley
   ---------------------------

Print Name: Robert J. Riley
           -------------------

Title: Authorized Signer
      ------------------------

By: /s/ Michael O' Neill
   ---------------------------

Print Name: Michael O' Neill
           --------------------

Title: Authorized Signer
      ------------------------

---------------
* Illegible